Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUDDIA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

AUDDIA INC.

1680 38th Street, Suite 130

Boulder, CO 80301

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held December [***], 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., will be held on December [***], 2026 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301.

The purpose of the Annual Meeting is the following:

1.	To elect four director nominees to our board of directors, to serve until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal (the “Director Proposal” or Proposal 1);

2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” or “Proposal 2”);

3.	To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-two hundred (1-for-200) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholder (the “RSS Proposal” or “Proposal 3”); and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Auddia Inc. stockholders of record of our common stock at the close of business on November [***], 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the four director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026, and “FOR” the RSS Proposal, as disclosed in the accompanying proxy statement.

This Proxy Statement and our 2025 Annual Report are also available at www.auddiainc.com.

Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card.

By order of the Board of Directors,

/s/ Jeffrey Thramann
Jeffrey Thramann
Executive Chairman and CEO

Boulder, Colorado

November [***], 2026

Table of Contents

PROXY STATEMENT	1

PROPOSAL 1 – ELECTION OF DIRECTORS	7

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS AUDDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	10

PROPOSAL 3 – REVERSE STOCK SPLIT PROPOSAL	12

CORPORATE GOVERNANCE	18

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	30

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	32

PRINCIPAL STOCKHOLDERS	33

REPORT OF THE AUDIT COMMITTEE	34

HOUSEHOLDING	35

STOCKHOLDER PROPOSALS	35

WHERE YOU CAN FIND MORE INFORMATION	36

ANNUAL REPORT	36

OTHER MATTERS	36

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AUDDIA INC.

1680 38th Street, Suite 130

Boulder, CO 80301

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [***], 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., which will be held on December [***], 2026 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301. You may only attend the Annual Meeting in person.

The board of directors of Auddia Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Auddia Inc.,” “Auddia,” the “Company,” “we,” “us,” “our,” and similar designations refer to Auddia Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2025, or the 2025 Annual Report, available to stockholders on or about November [***], 2026.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on December [***], 2026:

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2025 are being mailed to our stockholders on or about November [***], 2026.

These materials are also available materials available at: www.auddiainc.com.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov.

This proxy statement and our 2025 Annual Report are

available for viewing, printing and downloading at www.auddiainc.com.

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AUDDIA INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Jeff Thramann, Executive Chairman, and John Mahoney, Chief Financial Officer, as your proxies for the Annual Meeting and you are authorizing Mr. Thramann and Mr. Mahoney to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Thramann and Mr. Mahoney as proxies to vote on your behalf.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about November [***], 2026, we intend to begin mailing to each stockholder of record entitled to vote at the Annual Meeting the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2025. Only stockholders who owned our common stock on November [***], 2026 are entitled to vote at the Annual Meeting.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on November [***], 2026.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. You may only attend the Annual Meeting in person. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December [***], 2026, at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301. You may only attend the Annual Meeting in person. Information on how to vote your shares in connection with the Annual Meeting is discussed below.

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Who is entitled to vote?

The board of directors has fixed the close of business on November [***], 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

There were [***] shares of our common stock outstanding on November [***], 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of the record date is entitled to one vote for each share of our common stock held by such stockholder.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See below for information on how shares held in street name will be voted without instructions being provided by the beneficial owner.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Internet (before the Annual Meeting). You may vote at www.vstocktransfer.com/proxy, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on December [***], 2026.
•	By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to December [***], 2026.
•	During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote in person by attending the Annual Meeting in person. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

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If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

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What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal 1 (Election of Directors) is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.

Proposal 2 (Auditor Proposal) and Proposal 3 (Reverse Stock Split Proposal) are considered “routine” or “discretionary” matters. A broker, therefore, will be permitted to exercise its discretion to vote uninstructed shares on Proposal 2 and Proposal 3.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

Abstentions are included in the tabulation of the voting results on any such proposal and, therefore, may have the same effect as a vote against certain proposals considered at the Annual Meeting (as further described below).

What vote is required to adopt each proposal?

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.

For Proposal 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the four director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal 1. Cumulative voting is not permitted for the election of directors.

Proposal 2, the ratification of our independent registered public accounting firm, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

Proposal 3, the Reverse Stock Split Proposal, requires the affirmative vote of a majority of the votes cast by shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

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Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2027 annual meeting in June or July, 2027. Therefore, we intend to publicly announce the date of the 2027 annual meeting and the Rule 14a-8 deadline in early 2027.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of four members.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Jeffrey Thramann, Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge for election as directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Current Directors; Nominees for Election as Directors

During 2024 and until early July 2025, our board of directors consisted of Jeffrey Thramann, Michael Lawless, Timothy J. Hanlon, Thomas Birch and Stephen Deitsch.

On July 7, 2025, Michael Lawless retired from his position as Chief Executive Officer (“CEO”) of the Company and as a member of the board, effective immediately. Mr. Lawless’ retirement was not the result of any disagreement on matters relating to the Company’s operations, policies, or practices.

Also on July 7, 2025, Timothy J. Hanlon, Thomas Birch and Stephen Deitsch resigned as independent members of the board and all committees thereof, effective immediately. Their resignations were not the result of any disagreement on matters relating to the Company’s operations, policies, or practices.

On July 9, 2025, the Company announced the appointment of Jeffrey Thramann, M.D., as CEO, effective July 7, 2025. Dr. Thramann continues to serve in his current role as Executive Chairman of the board.

On July 9, 2025, the Company announced the appointment of Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge as independent members of the board. Mr. Balletta was appointed to serve as the chairman of the Compensation Committee and as a member of the Audit and Nominating and Governance Committees. Mr. Boucaud has been appointed to serve as the chairman of the Nominating and Governance Committee and as a member of the Audit and Compensation Committees. Mr. Sroge has been appointed to serve as the chairman of the Audit Committee and as a member of the Compensation and Nominating and Governance Committees.

The following table identifies our current directors and our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of November 2, 2026.

Name	Positions and Offices Held with the Company	Director Since	Age
Jeffrey Thramann, M.D.	Executive Chairman, CEO, and Director	2012	62
Nick Balletta	Director	2025	62
Emmanuel L. de Boucaud	Director	2025	60
Joshua Sroge	Director	2025	59

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Jeffrey Thramann, Executive Chairman and CEO. Dr. Thramann founded the Company in 2012 and oversees strategic initiatives, capitalization and governance at the Company. Dr. Thramann has been CEO of the Company since July 2025. This includes day-to-day involvement in working with senior management to establish the strategic vision of the Company, prioritizing product launches, working with the CFO on the financial plans of the Company, and assisting the CEO in recruitment and hiring of senior executives and the pursuit of business development activities. It also includes leading efforts to secure capital for the Company, building the board of directors and leading board meetings. In 2002, Dr. Thramann was the founder and became the chairman of Lanx, LLC. Lanx was an innovative medical device company focused on the spinal implant market and created the interspinous process fusion space with the introduction of its patented Aspen product. Lanx was sold to Biomet, Inc., an international orthopedic conglomerate, in 2013. Concurrent with Lanx, in 2006 Dr. Thramann was also the founder and chairman of ProNerve, LLC. ProNerve was a healthcare services company that provided monitoring of nerve function during high risk surgical procedures affecting the brain and spinal cord. ProNerve was sold to Waud Capital Partners, a private equity firm, in 2012.

Prior to ProNerve and concurrent with Lanx, Dr. Thramann was the founder and chairman of U.S. Radiosurgery (USR). USR is a healthcare services company that provides advanced radiosurgical treatments for tumors throughout the body. USR became the largest provider of robotic guided CyberKnife treatments of such tumors in the U.S. and was sold to Alliance Healthcare Services (Nasdaq; AIQ) in 2011. From 2001 through 2008, Thramann was the founder and senior partner of Boulder Neurosurgical Associates, a neurosurgical practice serving Boulder County, Colorado. Dr. Thramann is the named inventor on over 50 U.S. and international issued and pending patents. He completed his neurosurgical residency and complex spinal reconstruction fellowship at the Barrow Neurological Institute in Phoenix, AZ, in 2001. He is a graduate of Cornell University Medical College in New York City and earned a BS in electrical engineering management at the U. S. Military Academy in West Point, NY. Dr. Thramann currently serves as the Executive Chairman of Aclarion, Inc. (NASDAQ: ACON), a healthcare technology company that is leveraging MR Spectroscopy, biomarkers, and augmented intelligence algorithms to improve the diagnosis and treatment of chronic low back pain.

Nick Balletta, Director. Since September 2023, Mr. Balletta has served as President of Sea Street Technologies, an automated cybersecurity solution company that combines firewall capabilities with AI-powered threat intelligence. In June 2019, Mr. Balletta co-founded InnovoEdge, a SaaS platform for universal multi-cloud orchestration, which was acquired by Megaport Ltd in August 2021. He then served as Executive Vice President of Global Corporate Development at Megaport from August 2021 to September 2023. Mr. Balletta holds an MBA and a Bachelor of Science in Marketing from Rutgers University. We believe Mr. Balletta is qualified to serve on our board because of his experience as a technology founder with public company exit experience and his organizational and strategic experience across both startup and public company environments.

Emmanuel L. de Boucaud, Director. Mr. Boucaud is an investment and technology executive who has served as a Managing Partner at Chisos Capital, a structured finance firm, since August 2019. He has also served as the sole proprietor of IsleSail Partners, a boutique capital advisory business, since 2017. Mr. Boucaud also serves on several boards of directors of privately held companies. Mr. Boucaud holds a bachelor’s degree in Economics from Occidental College. We believe Mr. Boucaud is qualified to serve on our board because of his experiences in technology ventures, capital financing, investment and corporate development.

Joshua Sroge, Director. Mr. Sroge is an investment professional who has served as the principal of Firestone CFO, a strategic finance and accounting services firm, since January 2014. Mr. Sroge has also been a Partner at BXE Capital, a digital asset and cryptocurrency investment firm, since May 2020. Mr. Sroge served as Interim Chief Executive Officer of Banq Inc. during its bankruptcy filing in 2023; the case was subsequently dismissed. Previously, Mr. Sroge served as the Chief Financial Officer of Binance.US from January 2020 to October 2021, where he also served as Interim Chief Executive Officer from August 2021 to October 2021. Mr. Sroge currently serves as a Director of the Hedera Foundation, where he also served as Chief Financial Officer from February 2022 to June 2025. We believe Mr. Sroge is qualified to serve on our board because of his broad executive experience and his expertise in cryptocurrencies and digital assets.

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Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Jeffrey Thramann, Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge as directors, to serve for a term ending at the annual meeting of stockholders to be held in 2027.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Auddia and their ages as of November 2, 2026.

Name	Positions and Offices Held with the Company	Officer Since	Age
John Mahoney	Chief Financial Officer	2023	60

John E. Mahoney, Chief Financial Officer: Mr. Mahoney joined the Company as Chief Financial Officer in November 2023. He brings over twenty years of finance and operational experience in the services industry with both publicly traded and privately held companies. From 2019 to 2023, he served as Chief Financial Officer at Quality Biomedical, Inc., a private equity backed and leading service provider in the Home Medical Equipment industry. From 2014 to 2019, Mr. Mahoney served as Principal and Chief Financial Officer at CFO Leadership Services, LLC, a fractional CFO service company. From 2005 to 2014, Mr. Mahoney served Vice President and Chief Financial Officer at TASQ Technology, Inc., a wholly owned subsidiary of First Data Corporation, who merged with Fiserv. a leading global credit card processing services company. Mr. Mahoney is a certified public accountant. He earned his BS in Public Accountancy from Long Island University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF

OF HAYNIE & COMPANY AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The audit committee of our board of directors has appointed Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Auddia’s stockholders are being asked to ratify this appointment. Haynie & Company has served as Auddia’s independent registered public accounting firm since August 29, 2023.

The audit committee is solely responsible for selecting Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Haynie & Company as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Haynie & Company to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Haynie & Company. If the selection of Haynie & Company is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Auddia and its stockholders.

A representative of Haynie & Company is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Haynie & Company for the years ended December 31, 2025 and 2024:

	2025	2024
Audit fees (1)	$93,043	$91,000
Tax fees	–	–
All other fees (2)	52,000	139,793
Total fees	$145,043	$230,793

(1)	Audit fees consist of fees for the audits of our 2025 and 2024 annual financial statements and the review of our 2025 and 2024 interim financial statements.
(2)	All other fees are comprised of expenses related to work performed on potential acquisition targets and equity-related financing filings.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Haynie & Company as Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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PROPOSAL NO. 3 — APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

Our board of directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of one-for-two (1-for-2) to a maximum of a one-for-two hundred (1-for-200) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-two hundred (1-for-200) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary reason for approving and recommending the Reverse Stock Split is to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base, and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

During the past several years, the Company has received notices from Nasdaq indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) which requires companies listed on The Nasdaq Stock Market to maintain a minimum of a $1.00 bid price for continued listing.

On October 16, 2024, we received a written notice from Nasdaq indicating that we were not in compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing. On March 28, 2025, we legally effected a reverse stock split (the “March 2025 Reverse Stock Split”) of our Common Stock at a ratio of one-for-seventeen (1-for-17), trading for which began as of 9:30 am Eastern Time on March 31, 2025. On April 14, 2025, Nasdaq notified us that we were in compliance with the $1.00 minimum bid price requirement.

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At the Company’s special stockholders’ meeting on May 8, 2026, the Company’s stockholders approved a proposal to grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-two hundred (1-for-200) split, with the exact ratio to be determined by our board of directors in its sole discretion, if at all, within one year of the date the proposal was approved by stockholders.

The Company’s common stock is currently trading below the $1 bid price level. The Company expects, therefore, to implement (in November 2026) the reverse split proposal approved by stockholders in May 2026.

The Company, therefore, is seeking approval of this further Reverse Stock Split proposal in order to assist with the Company’s compliance with Nasdaq listing rules in the event that the Company’s bid price would fall below $1 at some point in the future beyond November 2026.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is implemented, that the bid price of the our common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

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Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

Under our charter, the Company currently is authorized to issue 100,000,000 shares of common stock. As of the November [***], 2026, the Company had approximately [******] common shares outstanding. After the upcoming reverse stock split anticipated in late November 2026, the Company expects to have approximately [******] common shares outstanding. The Reverse Stock Split will have no effect on the number of common shares that we are authorized to issue under our charter. By reducing the number of common shares outstanding without reducing the number of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The amount of this increase will vary depending on which final Reverse Stock Split ratio is selected by the Board immediately prior the implementation of the Reverse Stock Split.

The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

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Required Vote of Stockholders

Under Delaware law, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE RSS PROPOSAL.

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CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.
•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Nominees should have skills that are complementary to those of the existing board.
•	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
•	Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Capital Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C- 1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our board of directors has determined that all current members of the board of directors, except Jeffrey Thramann, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board has three committees, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.auddiainc.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
Joshua Sroge*	Nick Balletta*	Emmanuel de Boucaud *
Nick Balletta	Joshua Sroge	Joshua Sroge
Emmanuel de Boucaud	Emmanuel de Boucaud	Nick Balletta

___________________

* Denotes committee chair.

Audit Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the audit committee, which is chaired by Mr. Sroge. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the audit committee, which was chaired by Stephen Deitsch. Our current board of directors has determined that each current member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our current board of directors has designated Joshua Sroge as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met four times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;
•	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

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All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the compensation committee, which is chaired by Mr. Balletta. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the compensation committee, which was chaired by Timothy Hanlon. Our current board of directors has determined that each current member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) met two times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the board of directors the compensation of our directors; and
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
•	preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and
•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the nominating and governance committee, which is chaired by Mr. de Boucaud. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the nominating and corporate governance committee, which was chaired by Thomas Birch. Our current board of directors has determined that each current member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2025. The nominating and corporate governance committee’s responsibilities include:

•	reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;
•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	reviewing and overseeing the company’s strategy, initiatives, and policies related to diversity and inclusion, and ethics and compliance programs; and
•	overseeing the evaluation of our board of directors and management.

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The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our executive officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year for directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.

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Board and Committee Meetings Attendance

The full board of directors met eight times during fiscal year 2025. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We expect that several of our directors will attend the 2026 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors, except for transactions involving our publicly traded Series A Warrants.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Compensation Clawback Policy

The Company established a policy regarding the recoupment of certain performance-based compensation payments (“Clawback Policy”), which became effective as of December 1, 2023. This policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the 2025 year. The Audit Committee of the Company determined that no performance-based compensation (or the vesting of such compensation) within the prior three years was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the Securities and Exchange Commission (“SEC”), and therefore had no obligation, pursuant to the Company’s Clawback Policy, to recover erroneously paid or awarded compensation.

Equity Grant Timing

The Company does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option or other equity award grant dates. During fiscal year 2025, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material non-public information.

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Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including all of our executive officers. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.auddiainc.com/corporate- governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The board does not have an express policy on whether the role of chairman of the board should be combined or separated from the role of the CEO or any other executive officer position. Instead, the board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Auddia and its stockholders based on the evolving needs of the Company. We currently have a combined leadership structure where our chairman is also an executive officer of the Company. Where the chairman and an executive officer role are combined as they are currently, our corporate governance guidelines require that we have a lead independent director position to complement the chairman’s role and to serve as the principal liaison between the non-employee directors and the chairman. Mr. Sroge currently serves as our lead independent director, providing effective, independent leadership of our board through his set of roles and responsibilities.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day- to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Auddia

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Auddia Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, 1680 38th Street, Suite 130, Boulder, CO 80301.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Auddia Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, 1680 38th Street, Suite 130, Boulder, CO 80301.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

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Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (800)-916-7037.

Director Compensation

Our non-employee directors began serving on our board following our February 2021 IPO. Our Executive Chairman and CEO, Dr. Thramann, does not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2023. Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, (iii) $10,000 for Compensation Committee chair, and (iv) $10,000 for Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

Non-Employee Director Compensation Table

Our non-employee directors began serving on our board following our February 2021 IPO. Our Executive Chairman and CEO, Dr. Thramann, does not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2024 . Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, (iii) $10,000 for Compensation Committee chair, and (iv) $10,000 for Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Joshua Sroge	21,522		–	41,623	–	63,144
Emmanuel L. de Boucaud	38,989	(2)	–	41,623	–	80,612
Nick Balletta	38,239	(2)	–	41,623	–	79,862
Stephen Deitsch	23,356		–	–	140	23,496
Timothy J. Hanlon	18,166		–	–	140	18,306
Thomas Birch	18,166		–	–	140	18,306

(1)	Relates to cash payment made to directors for tax liability on RSUs.

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Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2025, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2025. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2025 are:

•	Jeffrey Thramann, our Executive Chairman and Chief Executive Officer;
•	Michael Lawless, our former Chief Executive Officer;
•	John Mahoney, our Chief Financial Officer; and
•	Peter Shoebridge, our former Chief Technical Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for our executives is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options and/or RSUs. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2025 Summary Compensation Table

The following table contains information about the compensation paid to or earned by each of our Named Executive Officers during the two most recently completed fiscal years.

					Stock	Option	All Other
Name and			Salary	Bonus	Awards	Awards	Compensation	Total
Principal Position	Year		($)(1)	($)(2)	($)(3)	($)(3)	($)	($)
Jeffrey Thramann	2025		505,570	-0-	-0-	46,139	-0-	551,709
Executive Chairman and Chief Executive Officer	2024		317,100	-0-	-0-	211,000	-0-	528,100
Michael Lawless	2025	(4)	158,017	-0-	-0-	-0-	5,475	163,492
Former Chief Executive Officer	2024		274,833	-0-	-0-	-0-	-0-	274,833
John Mahoney	2025		300,000	-0-	-0-	16,135	-0-	316,135
Chief Financial Officer	2024		275,000	-0-	-0-	-0-	-0-	275,000
Peter Shoebridge	2025	(5)	175,667	-0-	-0-	-0-	204,764	380,431
Former Chief Technology Officer	2024		244,250	-0-	-0-	-0-	-0-	244,250

(1)	In 2025, the compensation committee approved salary increases for Dr. Thramann from $351,300 to $655,800 and Mr. Mahoney from $275,000 to $300,000.
(2)	The “Bonus” column represents discretionary bonuses earned pursuant to our annual incentive bonus program. Each of Dr. Thramann and Mr. Mahoney is each eligible to receive a bonus based on the achievement of certain business goals set by our Board on an annual basis. The maximum bonus opportunity for each of Messrs. Thramann and Mahoney, expressed as a percentage of their base salary, is 50%. As of the filing date of this Form 10-K, the Company has not approved or paid any annual cash bonuses for the 2025 year.
(3)	Represents the grant date fair value of RSU and stock option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 6 to our consolidated financial statements included in this Form 10-K.
(4)	Mr. Lawless resigned on July 7, 2025 and was entitled to COBRA benefits included in all other compensation.
(5)	Mr. Shoebridge resigned on August 29, 2025 and was entitled to separation benefits included in all other compensation.

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Outstanding Equity Awards at 2025 Fiscal Year End Table

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2025.

			Option Awards (1)				Stock Awards (1)
Name	Grand Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)
Dr. Jeffrey Thramann	12/31/2024	(2)	3,821	–	$66.75	12/31/2034	–	–
	9/10/2025	(3)	3,089	–	$14.94	9/10/2035	–	–
John Mahoney	12/12/2023	(4)	144	–	$818.13	12/12/2033	–	–
	9/10/2025	(5)	1,081	–	$14.94	9/10/2035	–	–
Michael Lawless (6)	–		–	–	–	–	–	–
Peter Shoebridge (7)	–		–	–	–	–	–	–

_______________________

(1)	Each equity award is subject to the terms of our 2021 or 2013 Equity Incentive Plan.
(2)	2024 grant represents option awards that are fully vested upon grant.
(3)	2025 grant represents option awards that are fully vested upon grant.
(4)	2023 option awards represent two grants: The first grant of 85 options vest in four equal installments, 25% on November 27, 2024, 25% on November 27, 2025, 25% on November 2026 and 25% on November 27, 2027. The second grant of 59 options vest 50% on November 27 2025, 25% on November 27, 2026 and 25% on November 27, 2027
(5)	2025 grant represents option awards that are fully vested upon grant.
(6)	Mr. Lawless retired on July 7, 2025 and all equity grants expired.
(7)	Mr. Shoebridge resigned on August 29, 2025 and all equity grants expired.

All options and option exercise prices have been adjusted for the 1-for-7.7 reverse stock split which was effectuated on March 31, 2026.

Employment Arrangement with Dr. Thramann

Commencing after our February 2021 IPO, Dr. Thramann earns an annual salary of $300,000 for his service as our Executive Chairman. The compensation committee approved a salary increase for Dr Thramann from $300,000 to $351,300, with an effective date of July 1, 2024.

On July 9, 2025, the Company announced the appointment of Jeffrey Thramann, M.D., as CEO, effective July 7, 2025. Dr. Thramann will continue to serve in his current role as Executive Chairman of the Board.

On September 11, 2025, the Company entered into an employment agreement with Mr. Thramann. The employment agreement is effective as of July 1, 2025.

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Under the terms of the Employment Agreement, for serving as the Company’s CEO and also Executive Chairman, Mr. Thramann will receive an annual base salary, subject to annual adjustments as determined by the board or compensation committee, equal to $655,800. He will also be eligible for an annual bonus of up to 50% of his base salary as determined at the sole discretion of the board or the compensation committee. In addition, the Employment Agreement provides that the executive will be eligible to participate in the Company’s standard incentive and welfare benefit plans and programs. Under the Employment Agreement, if the Company terminates the executive without cause or the executive terminates for good reason, the executive is entitled to receive (i) nine months of base salary, (ii) nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. The Employment Agreement includes typical non-competition and non-solicitation provisions that the executive must comply with for a period of twelve months after termination of employment with the Company.

Employment Agreement with Mr. Lawless

On October 13, 2021, we entered into an employment agreement with Mr. Lawless, which supersedes and replaces a prior employment agreement dated February 6, 2012. The employment agreement provides for an initial annual base salary of $260,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Lawless, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Lawless’s employment without cause or Mr. Lawless terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Lawless’ employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

The compensation committee approved a salary increase for Mr. Lawless from $260,000 to $304,500, with an effective date of July 1, 2024.

On July 7, 2025, Michael Lawless provided notice to the Board of Directors (the “Board”) of Auddia Inc. (the “Company”) of his decision to retire from his position as Chief Executive Officer (“CEO”) of the Company and as a member of the Board, effective immediately. Mr. Lawless’ retirement was not the result of any disagreement on matters relating to the Company’s operations, policies, or practices.

Employment Agreement with Mr. Shoebridge

On October 13, 2021, we entered into an employment agreement with Mr. Shoebridge, which supersedes and replaces a prior employment agreement dated April 1, 2014. The employment agreement provides for an initial annual base salary of $225,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Shoebridge, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Shoebridge’s employment without cause or Mr. Shoebridge terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Shoebridge’s employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

The compensation committee approved a salary increase for Mr. Shoebridge from $225,000 to $263,500, with an effective date of July 1, 2024.

On August 25, 2025, the Company announced the resignation of Peter Shoebridge, who served as the Company’s Chief Technology Officer. The terms of Mr. Shoebridge’s resignation are described in the Company’s Current Report on Form 8-K filed on August 29, 2025, which is incorporated herein by reference. In connection with his resignation, Mr. Shoebridge became entitled to receive the severance benefits provided under his employment agreement, including salary continuation and other customary separation-related benefits, as further described in the Form 8-K.

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Employment Agreement with Mr. Mahoney

On December 18, 2023, we entered into an employment agreement with Mr. Mahoney. The employment agreement provides for an initial annual base salary of $275,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Mahoney, expressed as a percentage of base salary, is 50%.

The compensation committee approved a salary increase for Mr. Mahoney from $275,000 to $300,000, with an effective date of January 1, 2025.

The compensation committee approved a salary increase for Mr. Mahoney from $300,000 to $350,000, with an effective date of April 1, 2026.

In connection with Mr. Mahoney's appointment, the compensation committee of Auddia's board of directors granted Mr. Mahoney (i) an inducement stock option for 11,000 shares (85 shares adjusted for the reverse stock splits on March 28, 2025 and March 31, 2026) of Auddia common stock, which option will vest in four equal annual installments, and (ii) a second inducement stock option for 7,700 shares (59 shares adjusted for the reverse stock splits on March 28, 2025 and March 31, 2026) of Auddia common stock, which option will vest 50% after two years and then two 25% annual installments thereafter. These stock options were agreed to and granted as an inducement material to Mr. Mahoney entering into employment with Auddia in accordance with Nasdaq Listing Rule 5635(c)(4).

The options have an exercise price of $6.25 per share ($818.13 adjusted for the reverse stock splits on March 28, 2025 and March 31, 2026, which was equal to the closing price of Auddia's common stock on the grant date). The options have a 10-year term. The options will become fully vested if Mr. Mahoney is terminated without cause or he terminates for good reason during the 12-month period following a change in control.

If the Company terminates Mr. Mahoney’s employment without cause or Mr. Mahoney terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	17,453	$59.33	20,700

Equity Compensation Plans Not Approved by Stockholders (2)	187	$1,976.98	–

Total	17,640	$79.66	20,700

_______________

(1)	Consists of stock options granted under the Clip Interactive, LLC 2013 Equity Incentive Plan, as amended and the Auddia Inc. 2021 Equity Incentive Plan, as amended. We ceased granting awards under the 2013 Plan upon the implementation of the 2020 Plan described below.
(2)	Consists of stock options granted under Inducement stock option plans.

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The Company’s 2020 Equity Incentive Plan became effective upon the completion of the IPO in February 2021 and serves as the successor equity incentive plan to the 2013 Plan.

The 2020 Plan currently has an aggregate of 37,893 shares of common stock authorized for issuance, after giving effect to the “evergreen” increase of 20,138 shares as of January 1, 2026. There are an additional 80 shares that expired under the 2013 Equity Incentive Plan that have been added as reserve shares, “Returning Shares” under the 2020 Equity Incentive Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2024); and
•	in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

On April 17, 2023, we entered into an additional Secured Bridge Note (“New Note”) financing with Richard Minicozzi. We received $750,000 of gross proceeds from the New Note financing. The New Note was issued with a principal amount of $825,000, 10% interest rate and a maturity date on July 31, 2023. The New Note is secured by a lien on substantially all of our assets. At maturity of the New Note, Mr. Minicozzi, has the option to convert any original issue discount and accrued but unpaid interest into shares of our common stock at a fixed conversion price of $6,872.25 per share.

In connection with the New Note financing, we issued 199 common stock warrants to Mr. Minicozzi with a five-year term and a fixed $6,872.25 per share exercise price, from which 100 of these common stock warrants are exercisable immediately. The remaining 99 common stock warrants would only become exercisable if the maturity date of the New Note is extended in accordance with the terms of the New Note. As of July 31, 2023, we extended the maturity date of the New Note to November 30, 2023. Upon the July 31, 2023 extension, the interest rate on the New Note increased to 20% from 10%, and the remaining portion of the 99 common stock warrants became exercisable.

Further, in connection with the New Note financing, we agreed with Mr. Minicozzi to make certain amendments to the Prior Note financing. Specifically, we agreed with Mr. Minicozzi to cancel the 92 common stock warrants issued as part of the prior financing and, in lieu of the cancelled warrants, we issued to Mr. Minicozzi common stock warrants for 184 common shares with an exercise price of $6,872.25 per common share and a five-year term. From the newly issued 184 common stock warrants, 92 common stock warrants were exercisable immediately, while the other 92 common stock warrants became exercisable at the time of extension of the maturity date of the Prior Note during May of 2023.

On April 9, 2024, the Company and Mr. Minicozzi entered into an Amendment and Waiver Agreement relating to the Bridge Notes.

The Company agreed to pay $2.75 million in cash to Mr. Minicozzi in repayment of the principal of the Bridge Notes (exclusive of the $275,000 of original issue discount on the Bridge Notes) shortly after the closing by the Company of one or more equity financings with total gross proceeds to the Company of not less than $6,000,000.

On April 26, 2024, the Company repaid $2.75 million of principal on its Secured Bridge Notes.

Effective April 9, 2024, the Investor converted $911,384 (the “Rollover Amount”) which is equal to the (i) unpaid accrued interest on the Bridge Notes plus (ii) the original issue discount (“OID”) on the Bridge Notes, into equity securities of the Company (the “Rollover Securities”).

The Rollover Securities consist of (i) 3,540 prefunded common stock warrants with a per share exercise price of $0.131 per share (the “Prefunded Warrants”) and (ii) 3,540 non-prefunded warrants (the “Non-Prefunded Warrants”) with an initial per share exercise price equal to $257.48. The per share price has been adjusted to $2.36.

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The number of Prefunded Warrants was determined by dividing the Rollover Amount by $257.48. The number of Non-Prefunded Warrants is equal to the number of Prefunded Warrants (i.e. 100% warrant coverage). The Non-Prefunded Warrants have a price adjustment provision which will adjust the exercise price downward in the event that the Company issues equity securities in the future at an effective per share price below the then current exercise price. In order to assure compliance with applicable Nasdaq rules, the Non-Prefunded Warrants shall not be exercisable for six months following the date of issue.

The Company issued to Mr. Minicozzi 383 new common stock warrants with a five-year term as a loan extension fee (“Fee Warrants”). The exercise price of these additional Fee Warrants was initially $257.48. The Fee Warrants have a price adjustment provision which will adjust the exercise price downward in the event that the Company issues equity securities in the future at an effective per share price below the then current exercise price. The per share price has been adjusted to $2.36. In order to assure compliance with applicable Nasdaq rules, the Fee Warrants shall not be exercisable for six months following the date of issue.

The Non-Prefunded Warrants and Fee Warrants had a total valuation of $811,402 and the Prefunded Warrants had a valuation of $732,370. As a result, the Company recorded $911,384 as a non-cash charge in connection with the issuance of warrants related to the Secured Bridge Notes and a change in the fair value of warrants of $632,388, which is included in other expense in the accompanying statements of operations. All Warrants were classified as equity as they were indexed to the Company’s shares in accordance with ASC 815-40.

The Company agreed to adjust the exercise price of Mr. Minicozzi’s Existing Warrants from $1,996.23 (after adjustment for the recent reverse stock) to $257.48 per share, and further to $2.36.

Mr. Minicozzi will not be able to receive shares upon exercise of any of the foregoing securities, unless prior stockholder approval is obtained, if (i) the number of shares to be issued would exceed 20% of the Company’s outstanding number of shares at a discount to the applicable Nasdaq Minimum Price or (ii) the number of shares to be issued would result in in a Change of Control within the meaning of Nasdaq Rule 5635(b).

On February 17, 2026, Auddia, acting upon the recommendation of its special committee of independent directors, entered into a definitive merger agreement providing for a business combination between Auddia and Thramann Holdings, LLC (“Thramann Holdings”). Thramann Holdings is a privately held holding company that controls LT350, Influence Healthcare, and Voyex, three early stage AI-native companies founded by Jeff Thramann, Auddia’s founder, CEO and Executive Chairman. This merger agreement remains pending as of the date of this proxy statement.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective in February 2021 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports, and any amendments thereto, or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners, and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2025.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of November 2, 2026, by (i) each person who beneficially owned more than 5% of our outstanding shares of common stock, (ii) each director, (iii) each Named Executive Officer and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, the address of each executive officer and director is c/o Auddia, 1680 38th Street, Suite 130, Boulder, CO 80301.

The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of our common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power, and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after November 2, 2026.

The calculations set forth below are based upon [***] shares of common stock outstanding at November [**], 2025. Unless otherwise indicated below, and subject to community property laws where applicable, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
5% Stockholders:
None

Executive Officers and Directors:
Jeffrey Thramann (2)	7,218	*
John E. Mahoney (3)	1,152	*
Michael Lawless
Peter Shoebridge
Joshua Sroge (4)	696	*
Emmanuel L. de Boucaud (5)	696	*
Nick Balletta (6)	696	*
All current directors and executive officers as a group (5 persons)	10,458	*

___________________

*	Represents beneficial ownership of less than 1%
(1)	Share data in this table have been adjusted to reflect the Company’s recent 1-for-7.7 reverse stock split which became market effective on March 31, 2026.
(2)	Dr. Thramann is also the director of the Company. Includes (i) 308 shares of common stock, (ii) 6,910 shares of common stock underlying stock options exercisable within 60 days of the date of this table.
(3)	Excludes 73 shares of common stock underlying stock options that are not exercisable within 60 days of the date of this table.
(4)	Excludes 2,091 shares of common stock underlying stock options that are not exercisable within 60 days of the date of this table.
(5)	Excludes 2,091 shares of common stock underlying stock options that are not exercisable within 60 days of the date of this table.
(6)	Excludes 2,091 shares of common stock underlying stock options that are not exercisable within 60 days of the date of this table.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Auddia’s financial statements, (2) Auddia’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Auddia’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Auddia and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Auddia’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Auddia’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Auddia be included in Auddia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF AUDDIA INC.
[In office beginning July 7, 2025]
Joshua Sroge
Emmanuel L. de Boucaud
Nick Balletta

November [***], 2026

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HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary, telephone: 303-219-9771. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 Annual Meeting.

If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2027 annual meeting in late June or July, 2027. Therefore, we intend to publicly announce the date of the 2027 annual meeting and the Rule 14a-8 deadline in early 2027.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2027 annual meeting in June or July, 2027. Therefore, we intend to publicly announce the date of the 2027 annual meeting and the Rule 14a-8 deadline in early 2027.

Stockholder proposals and the required notice should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://www.auddiainc.com under the “Investor Relations” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November [***], 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:

Auddia Inc.

1680 38th Street, Suite 130

Boulder, CO 80301

(303) 219-9771

Attention: Corporate Secretary

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

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APPENDIX A

CERTIFICATE OF AMENDMENT

to the

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

AUDDIA INC.

AUDDIA INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Auddia Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on February 16, 2021, as amended by the Certificates of Amendment to the Certificate of Incorporation, dated February 23, 2024, March 27, 2025, and March 30, 2026 (the “Certificate of Incorporation”).

SECOND: ARTICLE IV of the Corporation’s Certificate of Incorporation shall be amended by inserting Subsection “H.” at the end of such section which shall read as follows:

H.. Reverse Stock Split. This Certificate of Amendment shall become effective as of 5:00 p.m. (Eastern Time) on [●], 20__ (the "Effective Time"). As of the Effective Time of this Certificate of Amendment, pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [●] ([ ● ]) shares of the Corporation's Common Stock, issued and outstanding immediately prior to the Effective Time (the "Prior Common Stock'') shall automatically without further action on the part of the Corporation or any holder of Prior Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The conversion of the Prior Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Prior Common Stock shall represent the number of shares of New Common Stock into which such Prior Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

THIRD: This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FIFTH: This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective immediately upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the _________ day of _________, 20__.

AUDDIA INC.

By:________________

Name:

Title:

A-1

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999 - 9999 VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log - on using the below control number. The voting polls will be open until 11:59 p.m. December [***], 2026. CONTROL # VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on December [***], 2026 at 9:30 a.m. (Mountain time) at the offices of the company 1680 38th Street, Suite 130, Boulder, CO 80301 Annual Meeting of Stockholders Proxy Card - Auddia Inc. The Board of Directors recommends you vote "FOR" each of the director nominees, "FOR" on Proposals 2 and 3 1. Election of Directors: FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW: 01 Jeffrey Thramann 02 Joshua Sroge 03 Nick Balletta 04 Emmanuel L. de Boucaud 2. The ratification of the appointment of Haynie & Company as the Company's independent registered public accounting firm for the year ending December 31, 2026. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Signature Date Signature, if held jointly To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * FOR AGAINST ABSTAIN 3. Proposal to grant discretionary authority to our board of directors to amend our Certificate of Incorporation to effect the reverse stock split. FOR AGAINST ABSTAIN AC:ACCT999 90.00

AUDDIA INC. Annual Meeting of Stockholders December [***], 2026 AUDDIA INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) of AUDDIA INC., a Delaware corporation, hereby appoint(s) John Mahoney and Jeffrey Thramann, or either of them, as proxies for the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AUDDIA INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Mountain Time, on December [**], 2026, at 1680 38th Street , Suite 130, Boulder, CO 80301, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals 2, and 3 each as described in the Proxy Statement. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)